Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of March 13, 2019, is by and among Globus Maritime Limited, a Marshall Islands corporation (the “Company”), and the undersigned buyers (each, a “Buyer,” and collectively, the “Buyers”).

RECITALS

A.       In connection with the Securities Purchase Agreement by and among the parties hereto, dated as of March 13, 2019 (the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to each Buyer the Notes (as defined in the Securities Purchase Agreement) which will be convertible into Conversion Shares (as defined in the Securities Purchase Agreement) in accordance with the terms of the Notes.

B.       To induce the Buyers to consummate the transactions contemplated by the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

1.	Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a)       “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(b)       “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

(c)       “Effective Date” means the date that the applicable Registration Statement has been declared effective by the SEC.

(d)       “Effectiveness Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the earlier of the (A) 90th calendar day after the Closing Date (or, if such Registration Statement is subject to a limited or full review by the SEC, the 120th calendar day after the Closing Date) and (B) 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of the (A) 90th calendar day following the date on which the Company was required to file such additional Registration Statement (or, if such Registration Statement is subject to a limited or full review by the SEC, the 120th calendar day after the date on which the Company was required to file such additional Registration Statement) and (B) 5th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.

(e)       “Filing Deadline” means (i) with respect to the initial Registration Statement required to be filed pursuant to Section 2(a), the 30th calendar day after the Closing Date and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.

(f)       “Investor” means a Buyer or any transferee or assignee of any Registrable Securities or Notes, as applicable, to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee of any Registrable Securities or Notes, as applicable, assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(g)       “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(h)       “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 and the declaration of effectiveness of such Registration Statement(s) by the SEC.

(i)       “Registrable Securities” means (i) the Conversion Shares, and (ii) any share capital of the Company issued or issuable with respect to the Conversion Shares or the Notes, including, without limitation, (1) as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise and (2) any share capital of the Company into which the Common Shares (as defined in the Notes) are converted or exchanged and share capital of a Successor Entity (as defined in the Notes) into which the Common Shares are converted or exchanged, in each case, without regard to any limitations on conversion of the Notes; provided, however, that Registrable Shares shall not include any securities sold by a Person to the public either pursuant to a Registration Statement or Rule 144 or Regulation S.

(j)       “Registration Statement” means a registration statement or registration statements of the Company filed under the 1933 Act covering Registrable Securities.

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(k)       “Required Holders” means, as of any given time, the holders of a majority of the Registrable Securities as of such time (excluding any Registrable Securities held by the Company or any of its Subsidiaries as of such time).

(l)       “Required Registration Amount” means 200% of the maximum number of Conversion Shares issuable upon conversion of the Notes (assuming for purposes hereof that (x) the Notes are convertible at the initial Floor Price (as defined in the Notes), (y) interest on the Notes shall accrue through the first anniversary of the Closing Date and will be converted in Common Shares at an interest conversion price equal to the Interest Conversion Price (as defined in the Notes) assuming an Interest Date (as defined in the Note) as of the date hereof and (z) any such calculation shall not take into account any limitations on the conversion of the Notes set forth in the Notes), all subject to adjustment as provided in Section 2(d) and/or Section 2(f).

(m)       “Rule 144” means Rule 144 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration.

(n)       “Rule 415” means Rule 415 promulgated by the SEC under the 1933 Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a continuous or delayed basis.

(o)       “SEC” means the United States Securities and Exchange Commission or any successor thereto.

2.	Registration.

(a)      Mandatory Registration. The Company shall prepare and, as soon as practicable, but in no event later than the Filing Deadline, file with the SEC an initial Registration Statement on Form F-3 covering the resale of all of the Registrable Securities; provided further that if Form F-3 is unavailable for such a registration, the Company shall use such other form as is required by Section 2(c). Such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, shall contain (except if otherwise directed by the Required Holders) the “Selling Shareholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit A. The Company shall use its reasonable best efforts to have such initial Registration Statement, and each other Registration Statement required to be filed pursuant to the terms of this Agreement, declared effective by the SEC as soon as practicable, but in no event later than the applicable Effectiveness Deadline for such Registration Statement.

(b)      Legal Counsel. Subject to Section 5 hereof, Kelley Drye & Warren LLP, counsel solely to the lead investor (“Legal Counsel”) shall review and oversee any registration, solely on behalf of the lead investor, pursuant to this Section 2.

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(c)      Ineligibility to Use Form F-3. In the event that Form F-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form F-1 or another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the resale of the Registrable Securities on Form F-3 as soon as such form is available, provided that the Company shall use its reasonable best efforts to maintain the effectiveness of all Registration Statements then in effect until such time as a Registration Statement on Form F-3 covering the resale of all the Registrable Securities has been declared effective by the SEC and the prospectus contained therein is available for use.

(d)      Sufficient Number of Shares Registered. In the event the number of shares available under any Registration Statement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement or an Investor’s allocated portion of the Registrable Securities pursuant to Section 2(h), the Company shall amend such Registration Statement (if permissible), or file with the SEC a new Registration Statement (if permissible, and on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than thirty (30) days after the necessity therefor arises (but taking account of any Staff position with respect to the date on which the Staff will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with the SEC, and if the Staff position is later than such 30-day period, then such amendment or new Registration Statement shall be filed only when the Staff deems it appropriate). The Company shall use its reasonable best efforts to cause such amendment to such Registration Statement and/or such new Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the SEC, but in no event later than the applicable Effectiveness Deadline for such Registration Statement. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of Common Shares available for resale under the applicable Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on conversion, amortization and/or redemption of the Notes (and such calculation shall assume (A) that the Notes are then convertible in full into Common Shares at the then prevailing Conversion Rate (as defined in the Notes) and (B) the initial outstanding principal amount of the Notes remains outstanding through the scheduled Maturity Date (as defined in the Notes) and no redemptions of the Notes occur prior to the scheduled Maturity Date.

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(e)       Effect of Failure to File and Obtain and Maintain Effectiveness of any Registration Statement. If (i) a Registration Statement covering the resale of all of the Registrable Securities required to be covered thereby (after giving effect to any reduction pursuant to Section 2(f)) and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the Filing Deadline for such Registration Statement (a “Filing Failure”) (it being understood that if the Company files a Registration Statement without affording each Investor and Legal Counsel the opportunity to review and comment on the same as required by Section 3(c) hereof, the Company shall be deemed to not have satisfied this clause (i)(A) and such event shall be deemed to be a Filing Failure) or (B) not declared effective by the SEC on or before the Effectiveness Deadline for such Registration Statement (an “Effectiveness Failure”) (it being understood that if on the Business Day immediately following the Effective Date for such Registration Statement the Company shall not have filed a “final” prospectus for such Registration Statement with the SEC under Rule 424(b) in accordance with Section 3(b) (whether or not such a prospectus is technically required by such rule), the Company shall be deemed to not have satisfied this clause (i)(B) and such event shall be deemed to be an Effectiveness Failure), (ii) other than during an Allowable Grace Period (as defined below), on any day after the Effective Date of a Registration Statement sales of all of the Registrable Securities required to be included on such Registration Statement (after giving effect to any reduction pursuant to Section 2(f)) cannot be made pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a suspension or delisting of (or a failure to timely list) the Common Shares on the Principal Market (as defined in the Securities Purchase Agreement) or any other limitations imposed by the Principal Market, or a failure to register a sufficient number of Common Shares or by reason of a stop order) or the prospectus contained therein is not available for use for any reason (a “Maintenance Failure”), or (iii) if a Registration Statement is not effective for any reason or the prospectus contained therein is not available for use for any reason, and either (x) the Company fails for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (y) the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Current Public Information Failure”), as a result of which any of the Investors are unable to sell Registrable Securities without restriction under Rule 144 (including, without limitation, volume restrictions) assuming such Registrable Secuirites have been (or will be) issued in compliance with the terms of the applicable Note, then, as partial relief for the damages to any holder by reason of any such delay in, or reduction of, its ability to sell the underlying Common Shares (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1%) of the aggregate principal amount outstanding of the Notes as of the applicable date of determination (1) on the date of such Filing Failure, Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every thirty (30) day anniversary (without duplication) of (I) a Filing Failure until such Filing Failure is cured; (II) an Effectiveness Failure until such Effectiveness Failure is cured; (III) a Maintenance Failure until such Maintenance Failure is cured; and (IV) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro rated for periods totaling less than thirty (30) days). The payments to which a holder of Registrable Securities shall be entitled pursuant to this Section 2(e) are referred to herein as “Registration Delay Payments,” it being understood that no Registration Delay Payments shall be payable to an Investor with respect to a Filing Failure, an Effectiveness Failure, a Maintenance Failure or a Current Public Information Failure to the exent (x) such Registration Delay Payments relate to such Registrable Securities such Investor elects not to include in such Registration Statement or (y) such Investor fails to timely perform its obligations hereunder; provided, further, that, in the event of any reduction in Registrable Securities required to be included in such Registration Statement pursuant to Sections 2(e) or 3(t), the Company shall not be obligated to make any Registration Delay Payments with respect to such reduced number of Registrable Securities as a result thereof. Following the initial Registration Delay Payment for any particular event or failure (which shall be paid on the date of such event or failure, as set forth above), without limiting the foregoing, if an event or failure giving rise to the Registration Delay Payments is cured prior to any thirty (30) day anniversary of such event or failure, then such Registration Delay Payment shall be made on the third (3rd) Business Day after such cure. In the event the Company fails to make Registration Delay Payments in a timely manner in accordance with the foregoing, such Registration Delay Payments shall bear interest at the rate of two percent (2%) per month (prorated for partial months) until paid in full. Notwithstanding the foregoing, no Registration Delay Payments shall be owed to an Investor (other than with respect to a Maintenance Failure resulting from a suspension or delisting of (or a failure to timely list) the Common Shares on the Principal Market) with respect to any period during which all of such Investor’s Registrable Securities may be sold by such Investor without restriction under Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

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(f)       Offering. Notwithstanding anything to the contrary contained in this Agreement, in the event the staff of the SEC (the “Staff”) or the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities by, or on behalf of, the Company, or in any other manner, such that the Staff or the SEC do not permit such Registration Statement to become effective and used for resales in a manner that does not constitute such an offering and that permits the continuous resale at the market by the Investors participating therein (or as otherwise may be acceptable to each Investor) without being named therein as an “underwriter,” then the Company shall reduce the number of shares to be included in such Registration Statement by all Investors until such time as the Staff and the SEC shall so permit such Registration Statement to become effective as aforesaid. Each Investor prospectively waives any and all unreasonable objections to the Company’s making of such a reduction. In making such reduction, the Company shall reduce the number of shares to be included by all Investors on a pro rata basis (based upon the number of Registrable Securities otherwise required to be included for each Investor) unless the inclusion of shares by a particular Investor or a particular set of Investors are resulting in the Staff or the SEC’s “by or on behalf of the Company” offering position, in which event the shares held by such Investor or set of Investors shall be the only shares subject to reduction (and if by a set of Investors on a pro rata basis by such Investors or on such other basis as would result in the exclusion of the least number of shares by all such Investors); provided, that, with respect to such pro rata portion allocated to any Investor, such Investor may elect the allocation of such pro rata portion among the Registrable Securities of such Investor. In addition, in the event that the Staff or the SEC requires any Investor seeking to sell securities under a Registration Statement filed pursuant to this Agreement to be specifically identified as an “underwriter” in order to permit such Registration Statement to become effective, and such Investor does not consent to being so named as an underwriter in such Registration Statement, then, in each such case, the Company shall reduce the total number of Registrable Securities to be registered on behalf of such Investor, until such time as the Staff or the SEC does not require such identification or until such Investor accepts such identification and the manner thereof. Any reduction pursuant to this paragraph will first reduce all Registrable Securities other than those issued pursuant to the Securities Purchase Agreement. In the event of any reduction in Registrable Securities pursuant to this paragraph, an affected Investor shall have the right to require, upon delivery of a written request to the Company signed by such Investor, the Company to file a registration statement within twenty (20) Business Days of such request (subject to any restrictions imposed by Rule 415 or required by the Staff or the SEC) for resale by such Investor in a manner acceptable to such Investor, and the Company shall following such request cause to be and keep effective such registration statement in the same manner as otherwise contemplated in this Agreement for one additional registration statements hereunder in order to permit the resale thereof by such Investor as contemplated above).

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(g)      Piggyback Registrations. Without limiting any obligation of the Company hereunder or under the Securities Purchase Agreement, subject to Section 2(f), if there is not an effective Registration Statement covering all of the Registrable Securities or the prospectus contained therein is not available for use and the Company shall determine to prepare and file with the SEC a registration statement or offering statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form F-4, Form S-8 or Form F-8 (each as promulgated under the 1933 Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business, any acquisition of any entity, any business combination, or equity securities issuable in connection with the Company’s share option or other employee benefit plans) or a dividend reinvestment or similar plan or rights offering, then the Company shall deliver to each Investor a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, any such Investor shall so request in writing, the Company shall include (subject to its existing contractual commitments, which take priority) in such registration statement or offering statement all or any part of such Registrable Securities such Investor requests to be registered; provided, however, the Company shall not be required to register any Registrable Securities pursuant to this Section 2(g) that are eligible for resale pursuant to Rule 144 without restriction (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or that are the subject of a then-effective Registration Statement (assuming such Registrable Secuirites have been (or will be) issued in compliance with the terms of the applicable Note), and provided further that the Company shall not be required to include any Registrable Securities which an underwriter shall reasonably advise the Company will materially adversely affect the Company’s ability to sell all of the shares which the Company intended to sell. The Company may postpone or withdraw the filing or the effectiveness of a piggyback registration at any time in its sole discretion.

(h)      Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and any increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time such Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities, other than pursuant to a Registration Statement or Rule 144 or Regulation S, each transferee or assignee (as the case may be) that becomes an Investor shall be allocated a pro rata portion of the then-remaining number of Registrable Securities included in such Registration Statement for such transferor or assignee (as the case may be). Any Common Shares included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement.

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(i)       No Inclusion of Other Securities. The Company shall in no event include any securities other than Registrable Securities on any Registration Statement filed in accordance herewith (other than, for the avoidance of doubt, pursuant to Section 2(g)) without the prior written consent of the Required Holders, except as otherwise required pursuant to existing registration rights agreements to which the Company is a party.

(j)       Tolling of Effectiveness Deadline. During the period commencing on the date of an initial filing of a Registration Statement registering any Registrable Securities as required hereunder with the SEC and ending on the Effectivenss Deadline with respect to such Registration Statement (as extended pursuant to this Section 2(j) (each, a “Tolling Eligibility Period”), if on any Trading Day during such applicable Tolling Eligibility Period the SEC is not fully open for business (excluding any holiday in which the SEC is scheduled to close), whether as a result of a government shutdown or other similar event (each a “Tolling Day”), the applicable Effectiveness Deadline for such Registration Statement shall be extended, on a day-for-day basis, for each Tolling Day in such applicable Tolling Eligibility Period.

3.	Related Obligations.

The Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and, pursuant thereto, the Company shall have the following obligations:

(a)      The Company shall promptly prepare and file with the SEC a Registration Statement with respect to all the Registrable Securities (but in no event later than the applicable Filing Deadline) and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). Subject to Allowable Grace Periods, the Company shall keep each Registration Statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales by the Investors on a delayed or continuous basis at then-prevailing market prices (and not fixed prices) at all times until the earlier of (i) the date as of which all of the Investors may sell all of the Registrable Securities required to be covered by such Registration Statement (after giving effect to any reduction pursuant to Section 2(f)) without restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) or (ii) the date on which all of the Registrable Securities covered by such Registration Statement have been sold (the “Registration Period”). Notwithstanding anything to the contrary contained in this Agreement, the Company shall ensure that, when filed and at all times while effective, each Registration Statement (including, without limitation, all amendments and supplements thereto) and the prospectus (including, without limitation, all amendments and supplements thereto) used in connection with such Registration Statement (1) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading, and (2) will disclose (whether directly or through incorporation by reference to other SEC filings to the extent permitted) all material information regarding the Company and its securities. The Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the Staff or that the Staff has no further comments on a particular Registration Statement (as the case may be) and (ii) the consent of Legal Counsel is obtained pursuant to Section 3(c) (which consent shall be immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two Business Days after the submission of such request; provided, that if during such period an Allowable Grace Period occurs or is continuing, the Company’s obligation to submit a request for acceleration shall be tolled, on a day-for-day basis, until the Business Day immediately following the last Business Day in such Allowable Grace Period. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than thirty (30) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective.

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(b)      Subject to Section 3(r) of this Agreement, the Company shall prepare and file with the SEC such amendments (including, without limitation, post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with each such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep each such Registration Statement effective at all times during the Registration Period for such Registration Statement, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company required to be covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement; provided, however, by 8:30 a.m. (New York time) on the Business Day immediately following each Effective Date, the Company shall file with the SEC in accordance with Rule 424(b) under the 1933 Act the final prospectus to be used in connection with sales pursuant to the applicable Registration Statement (whether or not such a prospectus is technically required by such rule). In the case of amendments and supplements to any Registration Statement which are required to be filed pursuant to this Agreement (including, without limitation, pursuant to this Section 3(b)) by reason of the Company filing a report on Form 6-K, Form 20-F or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Company shall, if permitted under the applicable rules and regulations of the SEC, have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC within one Business Day from the date on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)      The Company shall (A) permit Legal Counsel and legal counsel for each other Investor to review and comment upon (i) each Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to each Registration Statement (including the prospectus contained therein) (except for Annual Reports on Form 20-F, Report of Foreign Issuer on Form 6-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto (except for Annual Reports on Form 20-F, Report of Foreign Issuer on Form 6-K, and any similar or successor reports) in a form to which Legal Counsel or any legal counsel for any other Investor reasonably objects to in writing (which, for the avoidance of doubt, may be satisfied by an e-mail) no less than three (3) Business Days prior to filing with the SEC; provided, however, that the Company shall not have any obligation to modify any information if the Company reasonably expects that so doing would cause (i) the Registration Statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the prospectus contained therein to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto or to any prospectus contained therein without the prior consent of Legal Counsel, which consent shall not be unreasonably withheld, conditioned or delayed. The Company shall promptly furnish to Legal Counsel and legal counsel for each other Investor, without charge, if requested by an Investor (i) copies of any material written correspondence from the SEC or the Staff to the Company or its representatives relating to each Registration Statement, provided that such correspondence shall not contain any material, non-public information regarding the Company or any of its Subsidiaries (as defined in the Securities Purchase Agreement), (ii) after the same is prepared and filed with the SEC, one (1) copy (which may be electronic) of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits, unless such materials are publicly available on EDGAR and (iii) upon the effectiveness of each Registration Statement, one (1) copy (which may be electronic) of the prospectus included in such Registration Statement and all amendments and supplements thereto, unless such materials are publicly available on EDGAR. The Company shall reasonably cooperate with Legal Counsel and legal counsel for each other Investor in performing the Company’s obligations pursuant to this Section 3.

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(d)      The Company shall promptly furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) after the same is prepared and filed with the SEC, at least one (1) copy (which may be electronic) of each Registration Statement and any amendment(s) and supplement(s) thereto, including, without limitation, financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, unless such materials are publicly available on EDGAR, (ii) if requested in writing by the Investor, upon the effectiveness of each Registration Statement, electronic copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request from time to time) and (iii) such other documents, including, without limitation, copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor, unless such materials are publicly available on EDGAR.

(e)      The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including, without limitation, post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel, legal counsel for each other Investor and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

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(f)       The Company shall notify Legal Counsel, legal counsel for each other Investor and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, may include an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement and such prospectus contained therein to correct such untrue statement or omission. The Company shall also promptly notify Legal Counsel, legal counsel for each other Investor and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness may be delivered to Legal Counsel, legal counsel for each other Investor and each Investor by facsimile or e-mail on the same day of such effectiveness), and when the Company receives written notice from the SEC that a Registration Statement or any post-effective amendment will be reviewed by the SEC, (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate; and (iv) of the receipt of any request by the SEC or any other federal or state governmental authority for any additional information relating to the Registration Statement or any amendment or supplement thereto or any related prospectus. The Company shall respond as promptly as practicable to any comments received from the SEC with respect to each Registration Statement or any amendment thereto (it being understood and agreed that the Company’s response to any such comments shall be delivered to the SEC no later than thirty (30) Business Days after the receipt thereof).

(g)      The Company shall (i) use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of each Registration Statement or the use of any prospectus contained therein, or the suspension of the qualification, or the loss of an exemption from qualification, of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and (ii) notify Legal Counsel, legal counsel for each other Investor and each Investor who holds Registrable Securities of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

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(h)      If any Investor may be required under applicable securities law to be described in any Registration Statement as an underwriter and such Investor consents to so being named an underwriter, at the request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors. For the avoidance of doubt, if the Staff requests or requires that an Investor be listed as an “underwriter” in a Registration Statement and a reduction in the number of Registrable Secuirites of such Investor to be included in such Registraiton Statement would not cause the Staff to withdraw such request or requirement and, nonetheless, such Investor still refuses to be named as an “underwriter” in such Registration Statement, the Company shall not have any further obligations hereunder to include such Registrable Securities of such Investor in such Registration Statement.

(i)       If any Investor may be required under applicable securities law to be described in any Registration Statement as an underwriter and such Investor consents to so being named an underwriter, upon the written request of such Investor, the Company shall make available for inspection upon reasonable notice and during normal business hours by (i) such Investor, (ii) legal counsel for such Investor and (iii) one (1) firm of accountants or other agents retained by such Investor (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed reasonably necessary by each Inspector to enable such Investor to exercise its due diligence responsibility, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, each Inspector shall agree in writing to hold in strict confidence and not to make any disclosure (except to such Investor) or use of any Record or other information which the Company’s board of directors determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (1) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (2) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (3) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement). Such Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and such Investor, if any) shall be deemed to limit any Investor’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

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(j)       The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with this Agreement or federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required to be disclosed in such Registration Statement pursuant to the 1933 Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at such Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)      Without limiting any obligation of the Company under the Securities Purchase Agreement, the Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by each Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, (ii) secure designation and quotation of all of the Registrable Securities covered by each Registration Statement on an Eligible Market (as defined in the Securities Purchase Agreement), or (iii) if, despite the Company’s reasonable best efforts to satisfy the preceding clauses (i) or (ii) the Company is unsuccessful in satisfying the preceding clauses (i) or (ii), without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority (“FINRA”) as such with respect to such Registrable Securities. In addition, the Company shall reasonably cooperate with each Investor and any broker or dealer through which any such Investor proposes to sell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by such Investor. The Company shall pay all of the Company’s fees and expenses in connection with satisfying its obligations under this Section 3(k), except for any fees, expenses or commissions of any broker or dealer of an Investor.

(l)       The Company shall reasonably cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) or uncertificated securities representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates or uncertificated securities to be in such denominations or amounts (as the case may be) as the Investors may reasonably request from time to time and registered in such names as the Investors may request, to the extent permitted by applicable securities laws and the Transfer Agent.

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(m)     If requested by an Investor, the Company shall as soon as practicable after receipt of notice from such Investor and subject to Section 3(r) hereof, (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement or prospectus contained therein if reasonably requested by an Investor holding any Registrable Securities.

(n)      The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(o)      The Company shall make generally available to its security holders, if requested by an Investor, as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of each Registration Statement.

(p)      The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(q)      Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver or cause to be delivered to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC.

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(r)       Notwithstanding anything to the contrary herein (but subject to the last sentence of this Section 3(r)), at any time after the Effective Date of a particular Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company or any of its Subsidiaries the disclosure of which at the time is not, in the good faith opinion of the board of directors of the Company, in the best interest of the Company and, in the reasonable judgment of counsel to the Company, otherwise required (a “Grace Period”), provided that the Company shall promptly notify the Investors in writing of the (i) existence of material, non-public information giving rise to a Grace Period (provided that in each such notice the Company shall not disclose the content of such material, non-public information to any of the Investors) and the date on which such Grace Period will begin and (ii) date on which such Grace Period ends, provided further that (I) no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty five (365) day period all such Grace Periods shall not exceed an aggregate of sixty (60) days, and (II) the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period and (III) no Grace Period may exist during the thirty (30) Trading Day period immediately following the Effective Date of such Registration Statement (provided that such thirty (30) Trading Day period shall be extended by the number of Trading Days during such period and any extension thereof contemplated by this proviso during which such Registration Statement is not effective or the prospectus contained therein is not available for use) (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, such Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) above and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) above and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of each Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary contained in this Section 3(r), the Company shall cause its transfer agent to deliver unlegended Common Shares to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement and applicable securities laws in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale, and delivered a copy of the prospectus included as part of the particular Registration Statement to the extent applicable, prior to such Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

(s)      The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by each Investor of its Registrable Securities pursuant to each Registration Statement.

(t)       Neither the Company nor any Subsidiary or affiliate thereof shall identify any Investor as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market without such Investor’s consent; provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the “Plan of Distribution” section attached hereto as Exhibit A in the Registration Statement; provided, further that if a reduction of the number of Registrable Securities to be included in the Registration Statement for resale by such Investor in accordance with Section 2(f) would not cause the Investor to cease to be deemed an “underwriter” by the SEC and such Investor does not consent to be named as an “underwriter” in such Registration Statement, the Company shall have no obligation hereunder to include such Investor’s Registrable Securities in such Registration Statement (nor shall the Company incur any Registration Delay Payments with respect thereto).

(u)      Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyers in this Agreement or otherwise conflicts with the provisions hereof.

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4.	Obligations of the Investors.

(a)      At least five (5) Business Days prior to the first anticipated filing date of each Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor with respect to such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, its beneficial ownership, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)      Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c)       Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary in this Section 4(c), the Company shall cause its transfer agent to deliver unlegended Common Shares to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which such Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which such Investor has not yet settled.

5.	Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, FINRA filing fees (if any) and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall reimburse Legal Counsel for its fees and disbursements in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $10,000 for each such registration, filing or qualification.

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6.	Indemnification.

(a)       To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor and each of its directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) and each Person, if any, who controls such Investor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each of the directors, officers, shareholders, members, partners, employees, agents, advisors, representatives (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding the lack of such title or any other title) of such controlling Persons (each, an “Indemnified Person”), against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may reasonably be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available for review by the Investor and its legal counsel by the Company pursuant to Section 3(c);(y) solely arising out of or based upon a violation or alleged violation by an Indemnified Person of the 1933 Act, the 1934 Act, any other law, including any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement, or (z) solely arising out of or based upon a violation by the Indemnified Person of this Agreement; and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

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(b)      In connection with any Registration Statement in which an Investor is participating, such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case, to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c) and the below provisos in this Section 6(b), such Investor will reimburse an Indemnified Party any reasonable legal fees or other reasonable expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed, provided further that such Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the applicable sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of any of the Registrable Securities by any of the Investors pursuant to Section 9.

(c)       Promptly after receipt by an Indemnified Person or Indemnified Party (as the case may be) under this Section 6 of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party (as the case may be) shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party (as the case may be); provided, however, an Indemnified Person or Indemnified Party (as the case may be) shall have the right to retain its own counsel with the reasonable fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party (except to the extent, in the reasonable judgement of counsel to such Indemnified Person or Indemnified Party, having the same counsel would be result in a conflict of interest or cause such Indemnified Person or Indemnified Party to potentially be considered a “group” as determined under Section 13 of the 1934 Act (as defined in the Note) with any other Person) to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Claim and to employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party (as the case may be) in any such Claim; or (iii) the named parties to any such Claim (including, without limitation, any impleaded parties) include both such Indemnified Person or Indemnified Party (as the case may be) and the indemnifying party, and such Indemnified Person or such Indemnified Party (as the case may be) shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Person or such Indemnified Party and the indemnifying party (in which case, if such Indemnified Person or such Indemnified Party (as the case may be) notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party, provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnified Person or Indemnified Party (as the case may be). The Indemnified Party or Indemnified Person (as the case may be) shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person (as the case may be) which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person (as the case may be) reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person (as the case may be), consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person (as the case may be) of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person (as the case may be) with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party (as the case may be) under this Section 6, except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action.

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(d)      The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred; provided that the Investor shall promptly reimburse the Company for all such payments to the extent a final court of competent jurisdiction (after completion of all applicable appeals, if any) determines that any Indemnified Party or Indemnified Person was not entitled to such payment and the Company may require the Indemnified Party or Indemnified Person (as the case may be) to execute a written undertaking to return any amount so paid if it is later determined such Indemnified Party or Indemnified Person is not entitled to indemnification hereunder.

(e)      The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law; provided, however, that the amounts paid shall be without duplication to other amounts received by the Indemnified Party or Indemnified Person for damges relating to the same or similar Claims. Without limiting the generality of the foregoing, the Company shall not be obligated to pay an any Indemnified Party or Indemnified Person for damages associated with a particular Claim under this Section 6 if the Company has already paid such Indemnified Party or Indemnified Person such damages pursuant to the Securities Purchase Agreement or any other agreement, or the Indemnified Party or Indemnified Person has been paid such amount by an insurance company.

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7.	Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the applicable sale of such Registrable Securities pursuant to such Registration Statement. Notwithstanding the provisions of this Section 7, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Investor from the applicable sale of the Registrable Securities subject to the Claim exceeds the amount of any damages that such Investor has otherwise been required to pay, or would otherwise be required to pay under Section 6(b), by reason of such untrue or alleged untrue statement or omission or alleged omission.

8.	Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144, the Company agrees to, so long as any Investor holds any Notes or Registrable Securities:

(a)       make and keep public information available, as those terms are understood and defined in Rule 144;

(b)      file with the SEC in a timely manner, subject to any extension periods permitted by applicable SEC rules and regulations, all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood and agreed that nothing herein shall limit any obligations of the Company under the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)       furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting, submission and posting requirements of Rule 144 and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

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9.	Assignment of Registration Rights.

All or any portion of the rights under this Agreement shall be automatically assignable by each Investor to any transferee or assignee (as the case may be) of all or any portion of such Investor’s Registrable Securities or Notes if: (i) such Investor agrees in writing with such transferee or assignee (as the case may be) to assign all or any portion of such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such transfer or assignment (as the case may be); (ii) the Company is, within a reasonable time after such transfer or assignment (as the case may be), furnished with written notice of (a) the name and address of such transferee or assignee (as the case may be), and (b) the securities with respect to which such registration rights are being transferred or assigned (as the case may be); (iii) immediately following such transfer or assignment (as the case may be) the further disposition of such securities by such transferee or assignee (as the case may be) is restricted under the 1933 Act or applicable state securities laws if so required; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence such transferee or assignee (as the case may be) agrees in writing with the Company to be bound by all of the provisions contained herein; (v) such transfer or assignment (as the case may be) shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement and the Notes (as the case may be); and (vi) such transfer or assignment (as the case may be) shall have been conducted in accordance with all applicable federal and state securities laws.

10.	Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided that any such amendment or waiver that complies with the foregoing, but that disproportionately, materially and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of Registrable Securities or (2) imposes any obligation or liability on any Investor without such Investor’s prior written consent (which may be granted or withheld in such Investor’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

11.	Miscellaneous.

(a)      Solely for purposes of this Agreement, a Person is deemed to be a holder of Registrable Securities whenever such Person owns, or is deemed to own, of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

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(b)      Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient's email server that such e-mail could not be delivered to such recipient); or (iii) two (2) Business Days after deposit with a nationally recognized overnight delivery service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Company:

Globus Maritime Limited

c/o Globus Shipmanagement Corp.
128 Vouliagmenis Avenue, 3rd Floor

166 74 Glyfada

Attica, Greece

Telephone: 30 210 9608300
Facsimile: +30 210 9608359

Attention: Chief Executive Officer
Email: a.g.feidakis@globusmaritime.gr

With a copy (for informational purposes only) to:

Watson Farley & Williams LLP
250 West 55th Street
New York, NY 10019
Telephone: (212) 922-2252
Facsimile: (212) 922-1512
Attention: Steven J. Hollander, Esq.
Email: shollander@wfw.com

If to the Transfer Agent to:

Computershare
8742 Lucent Blvd., Suite 225
Highlands Ranch, CO 80129
Telephone: (303) 262-0790
Facsimile: 303 262 0610
Attention: Lee Meier
E-Mail: Lee.Meier@computershare.com

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If to Legal Counsel:

Kelley Drye & Warren LLP
101 Park Avenue
New York, NY 10178
Telephone: (212) 808-7540
Facsimile: (212) 808-7897
Attention: Michael A. Adelstein, Esq.
Email: madelstein@kelleydrye.com

If to a Buyer, to its address, facsimile number and/or email address set forth on the Schedule of Buyers attached to the Securities Purchase Agreement, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address, facsimile number, and/or email address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change, provided that Kelley Drye & Warren LLP shall only be provided notices sent to the lead investor. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email containing the time, date, recipient facsimile number or email address and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c)       Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. The Company and each Investor acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by any other party hereto and to enforce specifically the terms and provisions hereof (without the necessity of showing economic loss and without any bond or other security being required), this being in addition to any other remedy to which any party may be entitled by law or equity.

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(d)      All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The Company (on behalf of itself and each of its Subsidiaries) hereby appoints the agent for service of process listed in Schedule 9(a) to the Securities Purchase Agreement, as its agent for service of process in New York. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. The choice of the laws of the State of New York as the governing law of this Agreement is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in the Marshall Islands and the laws of the Greece except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Marshall Islands and the laws of the Greece. The Company, any of its Subsidiaries or any of their respective properties, assets or revenues does not have any right of immunity under Marshall Islands, the laws of the Greece or New York law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Marshall Islands, the Greece, New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement; and, to the extent that the Company, or any of its properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, the Company hereby waives such right to the extent permitted by law and hereby consents to such relief and enforcement as provided in this Agreement and the other Transaction Documents.

(e)       If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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(f)       This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein constitute the entire agreement among the parties hereto and thereto solely with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto solely with respect to the subject matter hereof and thereof; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Investor has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by such Investor in the Company, (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries or any rights of or benefits to any Investor or any other Person in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and any Investor or any other Person and all such agreements shall continue in full force and effect or (iii) limit any obligations of the Company under any of the other Transaction Documents.

(g)      Subject to compliance with Section 9 (if applicable), this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. This Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective permitted successors and assigns and the Persons referred to in Sections 6 and 7 hereof.

(h)      The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(i)       This Agreement may be executed in two or more identical counterparts, each of which shall be deemed an original, but all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an email which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(j)       Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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(k)       The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party. Notwithstanding anything to the contrary set forth in Section 10, terms used in this Agreement but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by each Investor.

(l)       All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the outstanding Notes then held by the Investors have been converted for Registrable Securities without regard to any limitations on redemption, amortization and/or conversion of the Notes then held by Investors.

(m)      This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(n)      The obligations of each Investor under this Agreement and the other Transaction Documents are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as, and the Company acknowledges that the Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any of the other the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of any Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Investor. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and an Investor, solely, and not between the Company and the Investors collectively and not between and among Investors.

[signature page follows]

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

GLOBUS MARITIME LIMITED

By:	/s/ Athanasios Feidakis
Name: Athanasios Feidakis
Title: Chief Executive Officer, Chief Financial Officer, President

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

ARNAKI LTD.

By:	/s/ Moses Elias Benaim
Name: Moses Elias Benaim
Title: Director

EXHIBIT A

SELLING SHAREHOLDERS

The common shares being offered by the selling shareholders are those issuable to the selling shareholders upon conversion of the notes. For additional information regarding the issuance of the notes, see “Private Placement of Notes” above. We are registering the common shares in order to permit the selling shareholders to offer the shares for resale from time to time. Except for the ownership of the notes issued pursuant to the Securities Purchase Agreement, the selling shareholders have not had any material relationship with us within the past three years except affiliates of the selling shareholders have been holders of less than 5% of our common shares within the last three years, and were parties to that certain securities purchase agreement dated February 8, 2017 and a registration rights agreement and warrant issued by the Company each dated February 9, 2017.

The table below lists the selling shareholders and other information regarding the beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) of the common shares held by each of the selling shareholders. The second column lists the number of common shares beneficially owned by the selling shareholders, based on their respective ownership of common shares and notes, as of ________, 20__, assuming conversion of the notes held by each such selling shareholder on that date but taking account of any limitations on conversion set forth therein.

The third column lists the common shares being offered by this prospectus by the selling shareholders and does not take in account any limitations on conversion of the notes set forth therein.

In accordance with the terms of a registration rights agreement with the holders of the notes, this prospectus generally covers the resale of 200% of the maximum number of common shares issued or issuable pursuant to the Notes, including payment of interest on the notes through [DATE], determined as if the outstanding notes (including interest on the notes through [DATE]) were converted in full (without regard to any limitations on conversion contained therein solely for the purpose of such calculation) at a conversion price of $[ ]1 (the floor price in effect as of the time of filing of the registration statement in which this prospectus is a part). Because the conversion price of the notes may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

1 Insert the floor price in effect as of the time of filing of the applicable registration statement

Under the terms of the notes, a selling shareholder may not convert the notes to the extent (but only to the extent) such selling shareholder or any of its affiliates would beneficially own a number of shares of our common shares which would exceed 4.99% of the outstanding shares of the Company. The number of shares in the second column reflects these limitations. The selling shareholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Shareholder	Number of Common Shares Owned Prior to Offering	Maximum Number of Common Shares to be Sold Pursuant to this Prospectus	Number of Common Shares of Owned After Offering

[ ] (1)
[OTHER BUYERS]

(1)	[ ]

PLAN OF DISTRIBUTION

We are registering the common shares issuable upon conversion of the notes to permit the resale of these common shares by the holders of the notes from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the common shares. We will bear all fees and expenses incident to our obligation to register the common shares.

The selling shareholders may sell all or a portion of the common shares held by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the common shares are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent’s commissions. The common shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

•	in the over-the-counter market;

•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•	through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales made after the date the Registration Statement is declared effective by the SEC;

•	broker-dealers may agree with a selling security holder to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling shareholders may also sell common shares under Rule 144 promulgated under the Securities Act of 1933, as amended, if available, rather than under this prospectus. In addition, the selling shareholders may transfer the common shares by other means not described in this prospectus. If the selling shareholders effect such transactions by selling common shares to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the common shares for whom they may act as agent or to whom they may sell as principal, which will be borne by the selling shareholders (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the common shares or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the common shares in the course of hedging in positions they assume. The selling shareholders may also sell common shares short and deliver common shares covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge common shares to broker-dealers that in turn may sell such shares.

The selling shareholders may pledge or grant a security interest in some or all of the notes or common shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the common shares from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the common shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling shareholders and any broker-dealer participating in the distribution of the common shares may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the common shares is made, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of common shares being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the common shares may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the common shares may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the common shares registered pursuant to the registration statement, of which this prospectus forms a part.

The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the common shares by the selling shareholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the common shares to engage in market-making activities with respect to the common shares. All of the foregoing may affect the marketability of the common shares and the ability of any person or entity to engage in market-making activities with respect to the common shares.

We will pay all expenses of the registration of the common shares pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the common shares will be freely tradable in the hands of persons other than our affiliates.